Exhibit 4.2

ERIES A PREFERRED                                             SERIES A PREFERRED

         NUMBER                                                           SHARES

                                     [LOGO]

SPA-

                     SECURITY FIRST TECHNOLOGIES CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                            SEE REVERSE SIDE FOR
                                                               CERTAIN LEGENDS

This Certifies that

is the owner of

      FULLY PAID AND NONASSESSABLE SHARES OF SERIES A CONVERTIBLE PREFERRED
                      STOCK, PAR VALUE $0.01 PER SHARE, OF

Security First Technologies Corporation (the "Corporation"), a Delaware corporation with its principal executive office located in Atlanta, Georgia. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his or her duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the signature of its duly authorized officers and has caused its corporate seal to be hereunto affixed.

Dated:                                   SECURITY FIRST TECHNOLOGIES CORPORATION
                               [SEAL]    BY:

            SECRETARY                                   PRESIDENT

COUNTERSIGNED AND REGISTERED:
         WACHOVIA BANK, N.A.
              (WINSTON-SALEM, NC)           TRANSFER AGENT
                                               AND REGISTRAR

BY

           AUTHORIZED SIGNATURE

                     SECURITY FIRST TECHNOLOGIES CORPORATION

     The Corporation is authorized to issue more than one class or series of stock. The Corporation will furnish to any shareholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, to the extent that the same have been fixed, and of the authority of the board of directors to designate the same with respect to other series. Such request may be made to the Corporation at its principal executive office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM    - as tenants in common                    UNIF GIFT MIN ACT-__________Custodian__________
         TEN ENT    - as tenants by the entireties                                   (Cust)             (Minor)
         JT TEN     - as joint tenants with right of                               under Uniform Gifts to Minors
                      survivorship and not as tenants                              Act_______________
                      in common                                                          (State)

         Additional abbreviations may also be used though not in the above list.

     For value received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

[RECTANGULAR BOX APPEARS HERE]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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   (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING POSTAL CODE, OF ASSIGNEE)

___________________________________________________________  shares  represented by the within certificate, and do hereby irrevocably constitute and appoint _________________________________ Attorney to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

Dated ________________________

                           _____________________________________________________


                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                           THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

SIGNATURE(S) GUARANTEED:   THE SIGNATURE(S)  SHOULD BE GUARANTEED BY AN ELIGIBLE
                           GUARANTOR INSTITUTION (BANKS,  STOCKBROKERS,  SAVINGS
                           AND  LOAN   ASSOCIATIONS   AND  CREDIT   UNIONS  WITH
                           MEMBERSHIP   IN  AN  APPROVED   SIGNATURE   GUARANTEE
                           MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.